Table of Contents
      USAA Family of Funds                                  1
      Message from the President                            2
      Investment Review:
         USAA Texas Tax-Free Income Fund                    4
         USAA Texas Tax-Free Money Market Fund             11
      Financial Information:
         Independent Auditors' Report                      15
         Portfolios of Investments:
            Categories & Definitions                       16
            USAA Texas Tax-Free Income Fund                17
            USAA Texas Tax-Free Money Market Fund          21
         Notes to Portfolios of Investments                23
         Statements of Assets and Liabilities              24
         Statements of Operations                          25
         Statements of Changes in Net Assets               26
         Notes to Financial Statements                     27



Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.


This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index(2)              Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.












Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

I have always enjoyed the investment business because it is a great challenge and it is endlessly fascinating. For me, one of the toughest things to learn was that it was okay when people in this business strongly disagree with you. In fact, the market would not work as well as it does without these differences in opinion. I believe the key is to decide on the principles you choose to follow and stick with them.

The roaring stock market of the past few years is a case in point. If you have not invested in growth stocks, such as technology or internet, your total return is probably lagging the market by a bunch. I've recently seen articles that detail the relatively poor performance of value investing in stocks and of an investment strategy of asset allocation. Yet, I believe in the long-term soundness of both of these strategies. Value investing means using measures, such as price/earnings or price/cash flow ratios, to identify companies which are good businesses but whose stock is undervalued. Asset allocation means combining investments in different classes, such as large cap stocks and tax-exempt bonds, into one portfolio. In spite of the roaring stock market in growth stocks, I continue to practice asset allocation.

My views were forged in the first ten years of my investment career, 1972 to 1982.

Those years taught me these things:

- It is important to be in stocks.
- It is especially important to be in stocks when they surge.
- Stocks can plummet mindlessly.
- When stocks plummet you will need great courage to stay the course.
- A portion of my portfolio in fixed income will help my courage at those times.

And most importantly:

- Major market turns will be a surprise to almost everyone.


Therefore, I carry 30% to 40% of my portfolio in the USAA Tax-Exempt Long-Term Fund. My return might have been higher in the past few years had I invested 100% in stocks. But, I am very comfortable with my allocation. It was especially comforting last summer when the stock market sank. And today, I am very happy that I held my allocation in stocks.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.











Investment Review

USAA TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests primarily in Long-term, investment-grade, Texas tax-exempt securities.

---------------------------------------------------------------------------------------------
                                                                3/31/98           3/31/99
---------------------------------------------------------------------------------------------
Net Assets                                                    $21.1 Million     $34.8 Million
Net Asset Value Per Share                                        $11.10            $11.07
Tax-Exempt Dividends Per Share Last Twelve Months                 $.574             $.557
Capital Gains Distributions Per Share Last Twelve Months          $.095             $.018
---------------------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/99
---------------------------------------------------------------------------------------------
30-Day SEC Yield                                                                4.79%
---------------------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.



                     Average Annual Compounded Returns with
            Reinvestment of Dividends - Periods Ending March 31, 1999
--------------------------------------------------------------------------------
                       TOTAL               DIVIDEND               PRICE
                      RETURN     EQUALS     RETURN     PLUS      CHANGE
--------------------------------------------------------------------------------
        Since 8/1/94   8.75%        =        5.70%       +         3.05%
        1 Year         5.00%        =        5.11%       +        -0.11%
--------------------------------------------------------------------------------


              Annual Total Returns and Compounded Dividend Returns
                   for the 4-Year Period Ended March 31, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Texas Tax-Free Income Fund for the 4-year period ended March 31, 1999.

Total Return for Years Ended:
----------------------------
03/31/95        5.75%*
03/31/96        9.42%
03/31/97        7.06%
03/31/98       13.71%
03/31/99        5.00%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/95        3.65%*
03/31/96        5.85%
03/31/97        5.86%
03/31/98        5.86%
03/31/99        5.11%

Change in Share Price:
---------------------
03/31/95        2.10%*
03/31/96        3.57%
03/31/97        1.20%
03/31/98        7.85%
03/31/99        0.11%

*  This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                      Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Texas Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Texas Municipal Debt Funds Average from 3/31/96 to 3/31/99.

            USAA Texas Tax-Free              Lipper Texas Municipal
             Income Fund Yield              Debt Funds Average Yield
            -------------------             ------------------------
03/31/96         5.52%                              5.14%
03/31/97         5.58%                              5.09%
03/31/98         5.15%                              4.76%
03/31/99         5.02%                              4.52%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/96 to 3/31/99.






                       Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Texas Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data is from 8/1/94 through 3/31/99. The data points from the graph are as follows:

USAA  Texas Tax-Free Income Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,856
03/31/95              $10,575
09/30/95              $11,163
03/31/96              $11,571
09/30/96              $12,118
03/31/97              $12,389
09/30/97              $13,366
03/31/98              $14,087
09/30/98              $14,755
03/31/99              $14,791

Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,887
03/31/95              $10,435
09/30/95              $10,993
03/31/96              $11,309
09/30/96              $11,657
03/31/97              $11,925
09/30/97              $12,708
03/31/98              $13,203
09/30/98              $13,816
03/31/99              $14,022

Lipper Texas Municipal Debt Funds Average
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,830
03/31/95              $10,392
09/30/95              $10,849
03/31/96              $11,187
09/30/96              $11,509
03/31/97              $11,757
09/30/97              $12,512
03/31/98              $12,991
09/30/98              $13,543
03/31/99              $13,632

Data since inception on 8/1/94 through 3/31/99

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.












Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE]

SIGNIFICANT VOLATILITY
The yield on the 30-year U.S. Treasury Bond(1) (the Long Bond) began our fiscal year at 5.93% and one year later, on March 31, 1999, the Long Bond closed at 5.63%. That's a pretty dry statement when you think about all of the excitement that occurred during those 12 months. Events like the economic meltdown in the Far East, the Russian devaluation of the ruble and economic collapse, the Dow Jones Industrial Average(2) falling 512 points in one day, and persistent but false rumors of a major U.S. bank failure.

In reaction over concerns of a worldwide economic recession, interest rates fell dramatically for the six months from May until October 1998. The Long Bond bottomed out on October 5, 1998, at 4.72%, the lowest level on record. To complete the roller coaster ride, interest rates then reversed direction and began to climb for the final six months of the fiscal year as the overseas economic crisis stabilized and the U.S. economy remained very strong.

The yield on the Bond Buyer 40-Bond Index(3) (BBI40) behaved roughly the same. The flight to quality caused the Long Bond's yield to fall much faster than the yield on the BBI40. The reason being is that investors sought the relative safety of the riskless U.S. government bond. In fact, at various times, the yield on the BBI40 was nearly the same as the Long Bond -- which is quite unusual. You could say that investors who bought a long maturity, tax-exempt municipal bond received the tax exemption feature for "free." Since October 1998, when interest rates began to rise, the BBI40's yield didn't rise as fast -- and prices didn't fall as much -- as the Long Bond.





                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 3/31/99.

                 30-year            Bond Buyer
                   U.S.               40-Bond
                 Treasury          Index (BBI40)
                 --------          -------------
03/31/98          5.93%                5.27%
04/15/98          5.88%                5.29%
04/30/98          5.95%                5.39%
05/15/98          5.97%                5.28%
05/29/98          5.80%                5.22%
06/15/98          5.57%                5.16%
06/30/98          5.63%                5.22%
07/15/98          5.71%                5.25%
07/31/98          5.71%                5.26%
08/14/98          5.54%                5.20%
08/31/98          5.27%                5.11%
09/15/98          5.26%                5.14%
09/30/98          4.98%                5.04%
10/15/98          4.97%                5.09%
10/30/98          5.16%                5.13%
11/16/98          5.29%                5.15%
11/30/98          5.06%                5.10%
12/15/98          5.03%                5.11%
12/31/98          5.10%                5.16%
01/15/99          5.11%                5.17%
01/29/99          5.09%                5.09%
02/15/99          5.43%                5.15%
02/26/99          5.58%                5.17%
03/15/99          5.52%                5.20%
03/31/99          5.63%                5.23%



(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. Prepared and published by Dow Jones & Co.
(3) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


MARKET OUTLOOK
In some ways, the U.S. economic outlook hasn't changed very much since our semiannual report. Chairman Alan Greenspan of the Federal Reserve Board frequently expresses his amazement at the ability of the U.S. economy to grow robustly without inflationary pressures. Economists give most of the credit to improved productivity and lack of pricing power by corporations faced with strong competition. Some investors remain skeptical that "it's different this time" and are concerned that inflation will re-ignite. Many investors no longer seem to believe that interest rates will fall much further, because the U.S. economy shows no sign of slowing down. In other words, there is less of a bullish tone to the fixed income market than six months ago, despite the fact that inflationary pressures are still absent.


STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3-5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders, if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT.


HOW I BUY A BOND
Since I tend to focus on yield, I'd like to discuss my approach to bond selection. Like any buyer, I seek value. We define value at USAA as a combination of:

- Yield (the bond may be a great fit, but if the yield is too low -- it's overpriced)
- Structure (coupon, maturity, call features, sinking funds, etc.)
- Liquidity (ability to quickly sell the bond and receive the price you expect)
- Credit Quality (how strong and stable is the issuer?)

Finding value should be a straightforward process, except that, what represents value is always changing in the marketplace. Sometimes the best value is the highest quality bond with the lower yield, other times it may be the lower quality bond with a higher yield. The same can be said for buying bonds of different maturities, for example, deciding on a 20-year versus a 30-year maturity. The process requires market savvy, independent research, and experience. Although, in some aspects it's a team approach, I make the final decision. The process works something like this:

    - Our municipal traders see a bond in the market with an attractive yield. The fixed income markets are not auction exchanges like the New York Stock Exchange. Instead, they are negotiated markets and bonds trade "over the counter." Potential buyers and sellers bargain until they agree upon a price. When bonds trade in the municipal market, the results are not posted in a central location -- investors must seek out price levels. Our municipal traders are in constant telephone and electronic contact with all major participants gathering information on recent trades and bond offerings, so we can determine the value of any given bond, whether buying or selling.

    - The portfolio manager decides that the yield, structure and liquidity of the bond fit well with the rest of the portfolio. The bond must also comply with the portfolio diversification requirements mandated by various regulations and constraints (SEC, your prospectus, etc.).

    - Often, the research analyst and portfolio manager are already familiar and current with the issuer's financial outlook. If not, the analyst contacts senior financial officers of the issuer for the latest financial statements and outlook. The analyst closely examines the bond indenture and legal structure. He or she may need to discuss a legal issue with bond counsel. The objective of our credit research is to anticipate credit problems, those factors affecting an entire industry and those impacting a specific issuer, before they impact our portfolio.

    - After gathering sufficient information, the analyst approves, or disapproves, the purchase of the bond and provides his/her independent appraisal of the bond's credit rating. After the credit review, the portfolio manager decides whether the bond still represents good "value." On occasion, we may feel that a particular bond's financial outlook is suitable for purchase, but the bond's credit rating is too optimistic. If the bonds were over-rated, I would bid lower in price, or "pass" on them entirely.


YOUR FUND'S PERFORMANCE--MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(TradeMark) for the period ended March 31, 1999.(4) The Fund's performance compared favorably to its peer group. Your Fund's net asset value (NAV) per share decreased by $0.01, or -0.1%, since March 31, 1998, adjusting for the $0.0182 capital gain distributed on May 8, 1998.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(5) for the past 12 months was 5.02%, as compared to the Lipper's Texas Municipal Debt Funds average of 4.52% for the 17 funds in the category.(6) For the same period and category, the Fund's total return(7) was 5.00% compared to the Lipper average of 4.75%.


(4) Past performance is no guarantee of future results.
(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(6) Refer to page 5 for the Lipper Average definition.
(7) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The USAA Texas Fund received 5 stars for the 3-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,578 funds in the municipal bond fund category for the 3-year period.


THE STATE OF TEXAS
Texas continues its economic expansion although at a more moderate pace. With a gross state product of $600 billion, Texas ranks as the eleventh largest economy in the world. Job growth continues to drive the economy led by the high technology and construction sectors. Employment is strong because of the state's low business costs and favorable geographic location for international trade. Since the Texas economy has become more diversified like the national economy, it is now also more sensitive to swings of the global economy.

During the 1990s Texas has added more jobs than any other state. During the last five years, construction has been the state's fastest growing source of jobs because of the in-migration to Texas, the rise in personal income, and low mortgage rates. Per capita personal income is $24,896 or approximately 94% of the U.S. average compared to 90% at the beginning of the decade. High-wage jobs in the high technology sector are replacing lost jobs in the aerospace and oil & gas industries.

Sales tax collections increased 9.9% in 1998 greatly benefiting the state's financial position. The sales tax comprises 60% of the state's tax revenues. The underlying credit fundamentals are strong with Texas general obligation bond ratings remaining unchanged at Aa2, AA, and AA+ from Moody's Investors Service, Standard & Poor's and Fitch IBCA, respectively.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.


The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

             To match the USAA Texas Tax-Free Income Fund's closing
                         30-Day SEC yield of 4.79% and:
--------------------------------------------------------------------------------
  Assuming a Marginal Federal Tax Rate of:    15%    28%    31%     36%  39.6%
--------------------------------------------------------------------------------
  A fully Taxable Investment must pay:      5.64%  6.65%  6.94%   7.48%  7.93%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.






                           PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1999 of the USAA Texas Tax-Free Income Fund to be:

BBB - 36%; AAA - 34%; A - 14%; AA - 14%; B - 1%; and Cash Equivalent - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category BBB account for 9.8% of the Fund's investments.


Note: Income may be subject to the federal alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments.












Investment Review

USAA TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality, Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                       3/31/98       3/31/99
--------------------------------------------------------------------------------
  Net Assets                                        $5.9 Million  $7.5 Million
  Net Asset Value Per Share                             $1.00         $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/99
--------------------------------------------------------------------------------
                                Since Inception             7-Day
             1 Year                on 8/1/94                Yield
              3.16%                  3.30%                  2.89%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Texas Tax-Free Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free): Money Funds.

                      USAA Texas Tax-Free
                      Money Market Fund                IBC Financial Data, Inc.
                      -------------------              ------------------------
03/31/98                     3.34%                              2.93%
04/28/98                     3.95%                              3.37%
05/26/98                     3.50%                              3.10%
06/30/98                     3.28%                              2.93%
07/28/98                     3.31%                              2.88%
08/25/98                     3.04%                              2.60%
09/29/98                     3.58%                              3.10%
10/27/98                     3.16%                              2.55%
11/24/98                     3.15%                              2.64%
12/29/98                     3.40%                              2.85%
01/26/99                     2.80%                              2.28%
02/22/99                     2.68%                              2.11%
03/29/99                     2.88%*                             2.34%*

Data represent the last Monday of each month.
*Ending date 3/29/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.












Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, JOHN C. BONNELL, CFA, APPEARS HERE]

THE MARKET
It is interesting to hear what economists are saying about the direction of interest rates. Over the last year, we heard predictions of lower interest rates, predictions of higher interest rates, and you guessed it, predictions of stable rates! At the time of this writing, some are calling for lower rates suggesting our economy is on the verge of a slowdown due to depressed economies abroad. Others are calling for higher rates because the domestic economy still appears strong, which is likely to lead to inflation if held unchecked. Valid arguments can be made for lower, constant, and higher interest rates. This is why we continue to focus more on ascertainable concepts such as supply and demand, and seasonal effects.

The supply of traditional money market fund eligible securities has not kept up with the asset growth in tax-exempt money market funds -- which drives demand. This has led to the creation of structured municipal variable rate securities out of long-term fixed rate municipal bonds. The end result is a security with an effective maturity within money market fund guidelines. While we currently do not own this type of synthetic municipal security, we do closely analyze them and may participate in this market some time in the future.

Beginning in the late summer of 1998, negative global economic events induced a flight to quality into U.S. Treasury securities which were seen as a safe haven from market uncertainty. In addition, the Federal Reserve lowered the Federal Funds rate -- the rate banks charge one another for overnight loans -- three times between September and November 1998 bringing the target rate down 0.75% to 4.75%. One-year municipal note yields, as measured by the Bond Buyer's One-Year
Note Index,(1) dropped from the 3.6% range in early August, to the 2.9% range in early November. However, during March 1999, municipal note yields inched back up above 3.0%.


(1) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.


STRATEGY
As always, we focus on buying the best relative value in the market at any given time. The Fund's average maturity looks relatively short at this time because of the amount of variable rate securities(2) compared to fixed rate securities in the Fund. The variable rate securities recently offered a better relative value in terms of risk/return versus fixed-rate securities. We may be able to extend the Fund's maturity in the coming months, both to protect against lower rates and to help stabilize the interest rate fluctuations of the variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case by case basis and we remain very selective when investing fund assets.


(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.


PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1999, your Fund ranked 3 out of 166 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.16%. The average for the category over the same period was 2.69%.

TEXAS
Texas continues its economic expansion although at a more moderate pace than in the early part of the decade. With a gross state product of $600 billion, Texas accounts for 7.5% of the U.S. economy and ranks as the eleventh largest economy in the world! While Texas has diversified to become more like the national economy it has also become more sensitive to global swings. The state's economic fundamentals continue to be strong due to low business costs -- such as wages and taxes, substantial growth of the high technology sector, and a favorable geographic location for international trade.

Texas has added 313,000 jobs between January 1998 and January 1999, its twelfth consecutive year of job growth. During the 1990s, Texas added more jobs than any other state, and comprised 11% of the nations' total job growth. The state's unemployment rate, a key economic indicator, improved to 4.6% (seasonally adjusted) in February 1999, down from 4.8% in February 1998.

The state's financial position has benefited from growth in the cyclically sensitive sales tax collections, which comprise 60% of the state's tax revenues. Prospects for continued economic growth remain favorable, although at a somewhat slower pace.

Texas finished fiscal year 1998 with a $3.3 billion cash balance. This was the eleventh consecutive year the state ended with a positive General Revenue Fund balance. The current budget under consideration by the legislature for the 2000-2001 biennium is $94 billion, of which 40% will be dedicated to education. The state's underlying credit fundamentals are strong with general obligation bond ratings remaining unchanged at Aa2, AA, and AA+ by Moody's, Standard & Poor's, and Fitch IBCA, respectively.





                       Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Texas Tax-Free Money Market Fund. The data is from 8/1/94 to 3/31/99. The data points from the graph are as follows:

USAA  Texas Tax-Free Money Market Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $10,044
03/31/95              $10,209
09/30/95              $10,392
03/31/96              $10,566
09/30/96              $10,736
03/31/97              $10,906
09/30/97              $11,096
03/31/98              $11,280
09/30/98              $11,468
03/31/99              $11,637

Data since inception on 8/1/94 through 3/31/99


Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.

See page 21 for a complete listing of the Portfolio of Investments.












Independent Auditors' Report

KPMG


The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds, funds of the USAA State Tax-Free Trust, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 9 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                           KPMG LLP

San Antonio, Texas
May 7, 1999













CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 1999


Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Texas Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Texas Tax-Free Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1)  MBIA, Inc.                         (4) Financial Security
       (2)  AMBAC Financial Group, Inc.             Assurance Holdings Ltd.
       (3)  Financial Guaranty Insurance Co.   (5) ACA Financial Guaranty Corp.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CP     Commercial Paper                ISD    Independent School District
GO     General Obligation              MFH    Multi-Family Housing
IDA    Industrial Development          PCRB   Pollution Control Revenue Bond
        Authority/Agency               RB     Revenue Bond
IDC    Industrial Development Corp.    IDRB   Industrial Development
                                               Revenue Bond











USAA TEXAS TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999


 Principal                                     Coupon       Final         Market
  Amount           Security                     Rate      Maturity        Value
--------------------------------------------------------------------------------

                      FIXED RATE INSTRUMENTS (100.2%)
            Texas (97.0%)
  $   200   Austin Community College District
             RB, Series 1995 (PRE)              6.10%     2/01/2015      $   222
    1,300   Austin Higher Education Auth. RB,
             Series 1998                        5.25      8/01/2023        1,256
            Bexar Metropolitan Water District
             RB,
      105    Series 1995 (PRE)                  5.88      5/01/2022          117
      145    Series 1995 (INS) (1)              5.88      5/01/2022          156
    3,285   Boerne ISD GO, Series 1999 (a)      5.26      2/01/2022        1,006
      500   Brazos County Health Facilities
             RB, Series 1993B                   6.00      1/01/2019          518
    1,000   Cedar Hill ISD GO, Series 1996
             (NBGA) (a)                         6.30      8/15/2015          411
            Cleburne Tax, Waterworks, and
             Sewer System GO,
    1,595    Series 1998 (INS) (4),(a)          5.67      2/15/2017          609
    1,330    Series 1998 (INS) (4),(a)          5.67      2/15/2018          478
      150   Coastal Water Auth. Contract RB,
             Series 1995 (INS) (4)              5.95     12/15/2025          167
            Columbus Community IDC Sales
             Tax RB,
      400    Series 1998                        5.40     11/01/2013          405
      750    Series 1998                        5.75     11/01/2023          761
    1,000   Dallas Special Tax RB, Series
             1998A (INS) (2)                    5.00      8/15/2020          986
    1,500   De Soto Housing Finance Corp.
             MFH, Series 1998A                  5.25      2/01/2029        1,495
    1,000   Denton County Refunding Permanent
             Improvement Bonds, Series 1999 (c) 5.00      7/15/2021          981
      185   Department of Housing and Community
             Affairs RB, Series 1991A           6.95      7/01/2023          198
      300   Guadalupe-Blanco River Auth. IDC
             RB, Series 1982A                   6.35      7/01/2022          323
            Harris County Health Facilities RB,
      200    Series 1991A (PRE)                 6.75      2/15/2021          215
      150    Series 1992 (PRE)                  7.13      6/01/2015          168
      400   Harris County IDC RB, Series
             1992 (d)                           6.95      2/01/2022          428
      600   Harrison County Health Facilities
             Development Corp. RB, Series 1998
             (INS) (5)                          5.50      1/01/2018          608
      100   Health Facilities Development
             Corp. RB, Series 1993B (INS) (1)   6.38      8/15/2023          110
       70   Housing Agency Single-Family
             Mortgage RB, Series 1991A          7.15      9/01/2012           75
            Houston Water and Sewer System RB,
      150    Series 1992B                       6.38     12/01/2014          163
      350    Series 1997C (INS) (3)             5.25     12/01/2022          353
    1,000   Lamar Consolidated ISD Refunding
             Bonds, Series 1998 (NBGA)          4.75      2/15/2020          951
    1,000   Lewisville RB, Series 1998
             (INS) (5)                          5.80      9/01/2025        1,051
      500   Lower Neches Valley Auth. IDC RB,
             Series 1997                        5.80      5/01/2022          533
      400   Matagorda County Navigation
             District PCRB, Series 1993         6.00      7/01/2028          416
    1,500   Mesquite Health Facilities
             Development Corp. RB,
             Series 1996A (d)                   6.40      2/15/2020        1,593
      500   Midland County Hospital District
             RB, Series 1997 (INS) (2)          5.38      6/01/2016          512
            North Central Health Facilities
             Development Corp. RB,
      300    Series 1993 (PRE)                  5.90      6/01/2021          330
      400    Series 1996                        6.30      2/15/2015          424
      500    Series 1998                        5.38      2/15/2025          481
            Northeast Hospital Auth. RB,
      400    Series 1993B (PRE) (d)             7.25      7/01/2022          454
      700    Series 1997 (INS) (4),(d)          5.63      5/15/2022          733
      800   Orange County Navigation and Port
             District IDC RB, Series 1996 (d)   6.38      2/01/2017          873
            Pantego GO,
       60    Series 1994                        7.75      2/15/2014           67
       65    Series 1994                        7.75      2/15/2015           72
            Port of Corpus Christi IDC PCRB,
    1,400    Series 1997A                       5.45      4/01/2027        1,382
    1,000    Series 1997B                       5.40      4/01/2018          990
    1,000   Round Rock ISD GO Refunding Bonds,
             Series 1999 (NBGA)                 5.00      8/01/2018          994
      150   Sabine River Auth. PCRB,
             Series 1992 (INS) (3)              6.55     10/01/2022          164
            San Antonio Electric and Gas RB,
       15    Series 1992 (PRE)                  5.00      2/01/2017           16
      285    Series 1992                        5.00      2/01/2017          283
    1,400    Series A                           5.00      2/01/2018        1,390
    1,000   Southwest Higher Education Auth.
             RB, Series 1999A                   5.00     10/01/2029          967
      150   Tarrant County Health Facilities
             Development Corp. RB, Series
             1994 (PRE)                         6.00      9/01/2024          169
    1,000   Travis County Health Facilities
             Development Corp. RB, Series
             1998A (d)                          5.13     11/01/2024          967
            Turnpike Auth. Dallas North
             Tollway RB,
      150    Series 1994 (PRE) (INS) (3)        6.75      1/01/2015          174
      350    Series 1995 (INS) (3)              5.25      1/01/2023          353
            Tyler Health Facilities
             Development Corp. Hospital RB,
      260    Series 1993B (East Texas Medical
              Center)                           6.63     11/01/2011          253
      680    Series 1997A (Mother Frances
              Hospital)                         5.63      7/01/2013          684
    1,800   United ISD GO Unlimited Tax School
             Building & Refunding Bonds,
             Series 1998 (NBGA) (a)             5.30      8/15/2022          538
    3,500   Veteran's Land Board GO,
             Series 1998 (b)                    6.20     11/15/2030        3,480
            Water Development Board,
       50    Series 1994 (PRE)                  7.00      8/01/2020           57
      150    Series 1994                        7.00      8/01/2020          170

            Puerto Rico (3.2%)
      600   Electric Power Auth. RB,
             Series 1995Z                       5.25      7/01/2021          602
      475   Highway Auth. RB, Series Q (PRE)    6.00      7/01/2020          491
--------------------------------------------------------------------------------
            Total fixed rate instruments
             (cost: $33,804)                                              34,823
--------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTE (1.4%)
            Texas
      485   Nueces River Auth. PCRB,
             Series 1985 (LOC) (cost: $485)     3.35     12/01/1999          485
--------------------------------------------------------------------------------
            Total investments (cost: $34,289)                            $35,308
================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            General Obligations                                18.1%
            Nursing/Continuing Care Centers                    17.2
            Hospitals                                          12.6
            Escrowed Bonds                                      7.0
            Oil & Gas - Refining/Manufacturing                  6.8
            Electric/Gas Utilities - Municipal                  6.6
            Education                                           6.4
            Sales Tax                                           6.2
            Multi-Family Housing                                4.3
            Real Estate Tax/Free                                3.0
            Agricultural Products                               2.5
            Water/Sewer Utilities - Municipal                   2.4
            Electric Utilities                                  1.7
            Oil - International Integrated                      1.5
            Aluminum                                            1.4
            Leasing                                             1.2
            Toll Roads                                          1.0
            Chemicals                                            .9
            Single-Family Housing                                .8
                                                              -----
            Total                                             101.6%
                                                              =====











USAA TEXAS TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999


 Principal                                     Coupon       Final         Market
  Amount           Security                     Rate      Maturity        Value
--------------------------------------------------------------------------------

                      VARIABLE RATE DEMAND NOTES (76.3%)
            Texas
  $   200   Amarillo Health Facilities Corp.
             RB, Series 1985 (LOC)              3.20%     5/31/2025      $   200
      485   Arlington IDC RB, Series 1985
             (LOC)                              4.60     10/01/2020          485
      230   Bell County Health Facilities
             Development Corp. RB,
             Series 1998 (LOC)                  3.15      5/01/2023          230
      300   Bexar County Housing Finance Corp.
             MFH RB, Series 1988B (NBGA)        3.15      6/01/2005          300
      300   Comal County Health Facilities
             Development Corp. RB,
             Series 1997 (LOC)                  3.15      2/01/2027          300
      100   Euless IDA RB, Series 1985 (LOC)    3.05     12/01/2015          100
      270   Garland IDA PCRB                    3.50     12/01/2005          270
      100   Guadalupe-Blanco River Auth.
             IDRB, Series 1993 (LOC)            3.05      6/01/2002          100
      200   Gulf Coast IDA RB, Series
             1989 (LOC)                         3.05     11/01/2019          200
      200   Harris County Housing Finance Corp.
             MFH RB, Series 1988A (NBGA)        3.20      6/01/2005          200
      200   Hunt County IDC RB,
             Series 1987 (LOC)                  3.05     10/01/2002          200
      505   Matagorda County Hospital District
             RB, Series 1988 (LOC)              3.30      8/01/2018          505
      480   Metropolitan Higher Education
             Auth. RB, Series 1984 (LOC)        4.05     12/01/2004          480
      670   North Central IDA RB, Series 1983   3.10     10/01/2013          670
      240   Nueces River Auth. PCRB,
             Series 1985 (LOC)                  3.35     12/01/1999          240
      260   Port Corpus Christi IDC RB,
             Series 1992 (LOC)                  3.15      7/01/2002          260
      200   Port Development Corp. RB,
             Series 1984 (LOC)                  3.25     12/01/2004          200
      590   Tarrant County Housing Finance
             Corp. MFH RB, Series 1985 (LOC)    3.10     12/01/2025          590
      100   Trinity River IDA RB,
             Series 1984 (LOC)                  3.13     11/01/2014          100
      100   Victoria Health Facilities
             Development Corp. RB,
             Series 1997 (LOC)                  3.15      9/01/2027          100
--------------------------------------------------------------------------------
            Total variable rate demand notes
             (cost: $5,730)                                                5,730
--------------------------------------------------------------------------------

                      FIXED RATE INSTRUMENTS (23.4%)
            Texas
      290   Arlington Combination Tax and
             Revenue Certificates of
             Obligation, Series 1998            6.00      8/15/1999          292
      200   Bexar Metropolitan Water District
             RB, Series 1995 (INS) (1)          4.35      5/01/1999          200
      250   Dallas Area Rapid Transit CP
             Notes, Series B (LOC)              3.15      4/19/1999          250
      193   Dallas Waterworks and Sewer
             System CP Notes                    3.25      4/21/1999          193
       85   Ennis Certificates of Obligation,
             Series 1998 (INS) (3)              5.25      8/01/1999           85
      330   Greenville Electric Utility
             Systems RB, Series 1997 (INS) (4)  4.25      2/15/2000          333
       80   River Place Municipal Utility
             District RB, Series 1998
             (INS) (3)                          6.00      9/01/1999           81
      115   Shepherd ISD RB, Series
             1996 (NBGA)                        6.00      2/15/2000          117
      200   Weslaco GO, Series 1989 (INS) (2)   6.75      9/01/1999          203
--------------------------------------------------------------------------------
            Total fixed rate instruments
             (cost: $1,754)                                                1,754
--------------------------------------------------------------------------------
            Total investments (cost: $7,484)                             $ 7,484
================================================================================





                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multi-Family Housing                               14.5%
            Manufacturing - Diversified Industries             12.5
            Hospitals                                          10.7
            General Obligations                                10.4
            Healthcare - Miscellaneous                          7.1
            Water/Sewer Utilities - Municipal                   6.6
            Publishing/Newspapers                               6.5
            Education                                           6.4
            Airport/Port                                        5.3
            Electric Utilities                                  4.4
            Electrical Equipment                                3.5
            Sales Tax                                           3.3
            Aluminum                                            3.2
            Oil & Gas - Drilling/Equipment                      2.7
            Building Material Group                             1.3
            Retail - Specialty                                  1.3
                                                               ----
            Total                                              99.7%
                                                               ====











NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 1999


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b) Illiquid security valued using methods determined by a pricing service under general supervision of the Board of Directors. This security is exempt from registration under the Securities Act of 1933 and any resale of the security must occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. For the USAA Texas Tax-Free Income Fund this security represents 10.0% of the Fund's net assets.

(c) At March 31, 1999, the cost of securities purchased on a delayed delivery basis for the USAA Texas Tax-Free Income Fund was $1.0 million.

(d) At March 31, 1999, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.












STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1999

                                                       USAA           USAA
                                                       Texas      Texas Tax-Free
                                                      Tax-Free     Money Market
                                                     Income Fund       Fund
                                                  ------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $34,289 and
       $7,484, respectively)                         $ 35,308       $  7,484
   Cash                                                    33             17
   Receivables:
      Capital shares sold                                   6             24
      Interest                                            473             37
                                                  ------------------------------
         Total assets                                  35,820          7,562
                                                  ------------------------------
LIABILITIES
   Securities purchased                                   989             -
   Capital shares redeemed                                 -              53
   USAA Investment Management Company                      11             -
   USAA Transfer Agency Company                             3              1
   Accounts payable and accrued expenses                   17              2
   Dividends on capital shares                             34              2
                                                  ------------------------------
         Total liabilities                              1,054             58
                                                  ------------------------------
            Net assets applicable to capital
              shares outstanding                     $ 34,766       $  7,504
                                                  ==============================
REPRESENTED BY:
   Paid-in capital                                   $ 33,637       $  7,504
   Accumulated net realized gain on investments           110             -
   Net unrealized appreciation of investments           1,019             -
                                                  ------------------------------
            Net assets applicable to capital
              shares outstanding                     $ 34,766       $  7,504
                                                  ==============================
   Capital shares outstanding, unlimited number
      of shares authorized, $.001 par value             3,140          7,504
                                                  ==============================
   Net asset value, redemption price,
      and offering price per share                   $  11.07       $   1.00
                                                  ==============================


See accompanying notes to financial statements.










STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 1999

                                                       USAA           USAA
                                                       Texas      Texas Tax-Free
                                                      Tax-Free     Money Market
                                                     Income Fund       Fund
                                                  ------------------------------
Net investment income:
   Interest income                                    $ 1,525        $   237
                                                  ------------------------------
   Expenses:
      Management fees                                     139             33
      Transfer agent's fees                                25              9
      Custodian's fees                                     33             14
      Postage                                               2              1
      Shareholder reporting fees                            2              1
      Trustees' fees                                        7              7
      Registration fees                                    14              1
      Professional fees                                    15             21
      Other                                                 3              1
                                                  ------------------------------
         Total expenses before reimbursement              240             88
      Expenses reimbursed                                (102)           (55)
                                                  ------------------------------
         Total expenses after reimbursement               138             33
                                                  ------------------------------
            Net investment income                       1,387            204
                                                  ------------------------------
Net realized and unrealized gain (loss)
  on investments:
      Net realized gain                                   111             -
      Change in net unrealized appreciation/
        depreciation                                     (217)            -
                                                  ------------------------------
            Net realized and unrealized loss             (106)            -
                                                  ------------------------------
Increase in net assets resulting from operations      $ 1,281        $   204
                                                  ==============================


See accompanying notes to financial statements.













STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,


                                                USAA                USAA
                                           Texas Tax-Free      Texas Tax-Free
                                            Income Fund       Money Market Fund
                                       -----------------------------------------
                                           1999      1998      1999      1998
                                       -----------------------------------------
From operations:
   Net investment income                 $ 1,387   $   808   $   204   $   186
   Net realized gain on investments          111       112        -         -
   Change in net unrealized
      appreciation/ depreciation
      of investments                        (217)      959        -         -
                                       -----------------------------------------
      Increase in net assets resulting
         from operations                   1,281     1,879       204       186
                                       -----------------------------------------
Distributions to shareholders from:
   Net investment income                  (1,387)     (808)     (204)     (186)
                                       -----------------------------------------
   Net realized gains                        (37)     (129)       -         -
From capital share transactions:
   Proceeds from shares sold              17,875     9,743    11,241    10,140
   Dividend reinvestments                  1,120       781       193       166
   Cost of shares redeemed                (5,202)   (1,556)   (9,818)   (9,698)
                                       -----------------------------------------
      Increase in net assets from
         capital share transactions       13,793     8,968     1,616       608
                                       -----------------------------------------
Net increase in net assets                13,650     9,910     1,616       608
Net assets:
   Beginning of period                    21,116    11,206     5,888     5,280
                                       -----------------------------------------
   End of period                         $34,766   $21,116   $ 7,504   $ 5,888
                                       =========================================
Change in shares outstanding:
   Shares sold                             1,603       894    11,241    10,140
   Shares issued for dividends
     reinvested                              101        72       193       166
   Shares redeemed                          (466)     (144)   (9,818)   (9,698)
                                       -----------------------------------------
      Increase in shares outstanding       1,238       822     1,616       608
                                       =========================================


See accompanying notes to financial statements.











NOTES TO FINANCIAL STATEMENTS

March 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Texas Tax-Free Income Fund and USAA Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The USAA Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase paid-in capital by $1,000 and decrease accumulated net realized gain on investments by $1,000 for the Texas Tax-Free Income Fund.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank, at NationsBank's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 1999.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1999 were as follows:

                              USAA Texas Tax-Free      USAA Texas Tax-Free
                                  Income Fund           Money Market Fund
                                    ($000)                   ($000)
                             -----------------------------------------------
Purchases                          $29,781                  $14,678
Sales/maturities                   $15,309                  $13,030

For the USAA Texas Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1999 was as follows:

                              Appreciation       Depreciation          Net
                                 ($000)             ($000)           ($000)
                             -----------------------------------------------
USAA Texas Tax-Free
 Income Fund                    $ 1,111             $ 92            $ 1,019


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.


(8) SHAREHOLDER DIVIDENDS (UNAUDITED)
The Funds completed their fiscal year on March 31, 1999. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividends which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1999.










NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS TAX-FREE INCOME FUND

March 31, 1999


(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                             Year Ended March 31,
                          ------------------------------------------------------
                            1999       1998       1997      1996       1995**
                          ------------------------------------------------------
Net asset value at
   beginning of period    $ 11.10    $ 10.38    $ 10.45    $ 10.21    $ 10.00
Net investment income         .56        .57        .59        .58        .34
Net realized and
   unrealized gain (loss)    (.01)       .82        .13        .36        .21
Distributions from net
   investment income         (.56)      (.57)      (.59)      (.58)      (.34)
Distributions of realized
   capital gains             (.02)      (.10)      (.20)      (.12)        -
                          ------------------------------------------------------
Net asset value at
   end of period          $ 11.07    $ 11.10    $ 10.38    $ 10.45    $ 10.21
                          ======================================================
Total return (%) *           5.00      13.71       7.06       9.42       5.75
Net assets at end
   of period (000)        $34,766    $21,116    $11,206    $ 8,053    $ 6,446
Ratio of expenses to
   average net assets (%)     .50        .50        .50        .50        .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)         .87        .98       1.35       1.66       2.40(a)
Ratio of net investment
   income to average
   net assets (%)            5.00       5.27       5.63       5.51       5.56(a)
Portfolio turnover (%)      55.83      56.29      86.17      71.14      49.63


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income and capital gains distributions during the period.
** Fund commenced operations August 1, 1994.










NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS TAX-FREE MONEY MARKET FUND

March 31, 1999


(9) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:

                                             Year Ended March 31,
                          ------------------------------------------------------
                            1999       1998       1997      1996       1995**
                          ------------------------------------------------------
Net asset value at
   beginning of period    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
Net investment income         .03        .03        .03        .03        .02
Distributions from net
   investment income         (.03)      (.03)      (.03)      (.03)      (.02)
                          ------------------------------------------------------
Net asset value at
   end of period          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                          ======================================================
Total return (%) *           3.16       3.43       3.22       3.49       2.09
Net assets at end
   of period (000)        $ 7,504    $ 5,888    $ 5,280    $ 4,695    $ 3,881
Ratio of expenses to
   average net assets (%)     .50        .50        .50        .50        .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)        1.33       1.37       1.77       2.02       2.63(a)
Ratio of net investment
   income to average
   net assets (%)            3.10       3.38       3.17       3.42       3.18(a)


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income distributions during the period. ** Fund commenced operations August 1, 1994.










DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777